Financial Instruments	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Financial Instruments

Note 20: Financial Instruments

Financial assets and liabilities

Financial assets and liabilities in the consolidated statement of financial position were as follows:

December 31, 2018(1)	Assets/(Liabilities) at Amortized Cost	Assets/(Liabilities) at Fair Value through Earnings	Assets at Fair Value through Other Comprehensive Income	Derivatives Used for Hedging(2)	Total
Cash and cash equivalents	316	2,390	-	-	2,706
Trade and other receivables	1,313	-	-	-	1,313
Other financial assets - current	75	1	-	-	76
Other financial assets - non-current	14	16	23	-	53
Current indebtedness	(3)	-	-	-	(3)
Trade payables (see note 22)	(326)	-	-	-	(326)
Accruals (see note 22)	(854)	-	-	-	(854)
Other financial liabilities - current(3)	(95)	-	-	-	(95)
Long-term indebtedness	(3,213)	-	-	-	(3,213)
Other financial liabilities - non-current	(1)	(2)	-	(76)	(79)
Total	(2,774)	2,405	23	(76)	(422)

December 31, 2017	Cash, Trade and Other Receivables	Assets/(Liabilities) at Fair Value through Earnings	Derivatives Used for Hedging(2)	Available for Sale	Other Financial Liabilities	Total
Cash and cash equivalents	874	-	-	-	-	874
Trade and other receivables	1,457	-	-	-	-	1,457
Other financial assets - current	78	20	-	-	-	98
Other financial assets - non-current	49	1	-	33	-	83
Current indebtedness	-	-	-	-	(1,644)	(1,644)
Trade payables (see note 22)	-	-	-	-	(307)	(307)
Accruals (see note 22)	-	-	-	-	(1,477)	(1,477)
Other financial liabilities - current	-	(49)	-	-	(80)	(129)
Long-term indebtedness	-	-	-	-	(5,382)	(5,382)
Other financial liabilities - non-current	-	(31)	(246)	-	(2)	(279)
Total	2,458	(59)	(246)	33	(8,892)	(6,706)

(1) At December 31, 2018, money market funds are presented within “Assets/Liabilities at Fair Value through Earnings” reflecting the adoption of IFRS 9, Financial Instruments. At December 31, 2017, money market funds of $249 million were included within “Cash, Trade and Other Receivables”.

(2) Derivatives are entered into with specific objectives for each transaction, and are linked to specific assets, liabilities, firm commitments or highly probable forecasted transactions.

(3) Included a commitment to repurchase up to $21 million of shares related to the Company’s pre-defined plan with its broker to repurchase the Company’s shares during its internal trading blackout period. See note 25.

Fair Value

The fair values of cash, trade and other receivables, trade payables and accruals approximate their carrying amounts because of the short-term maturity of these instruments. The fair value of long-term debt and related derivative instruments is set forth below.

Debt and Related Derivative Instruments

Carrying Amounts

Amounts recorded in the consolidated statement of financial position are referred to as “carrying amounts”. The carrying amounts of primary debt are reflected in “Long-term indebtedness” and “Current indebtedness” and the carrying amounts of derivative instruments are included in “Other financial assets” and “Other financial liabilities”, both current and non-current, in the consolidated statement of financial position, as appropriate.

Fair Value

The fair value of debt is estimated based on either quoted market prices for similar issues or current rates offered to the Company for debt of the same maturity. The fair value of interest rate swaps is estimated based upon discounted cash flows using applicable current market rates and considering non-performance risk.

The following is a summary of debt and related derivative instruments that hedge the cash flows of debt:

	Carrying Amount		Fair Value
December 31, 2018	Primary Debt Instruments	Derivative Instruments Liability	Primary Debt Instruments	Derivative Instruments Liability
Bank and other	3	-	3	-
C$550, 3.309% Notes, due 2021	402	76	407	76
$350, 3.95% Notes, due 2021(1)	138	-	139	-
$600, 4.30% Notes, due 2023	596	-	607	-
$450, 3.85% Notes, due 2024(1)	240	-	233	-
$500, 3.35% Notes, due 2026	495	-	458	-
$350, 4.50% Notes, due 2043(1)	116	-	105	-
$350, 5.65% Notes, due 2043	341	-	364	-
$400, 5.50% Debentures, due 2035	395	-	406	-
$500, 5.85% Debentures, due 2040	490	-	524	-
Total	3,216	76	3,246	76
Current portion	3	-
Long-term portion	3,213	76

(1) Notes were partially redeemed in October 2018. See the “Long-term debt activity”section below for additional information.

	Carrying Amount		Fair Value
December 31, 2017	Primary Debt Instruments	Derivative Instruments Liability	Primary Debt Instruments	Derivative Instruments Liability
Bank and other	4	-	7	-
Commercial paper	1,637	-	1,641	-
C$500, 3.369% Notes, due 2019	398	75	405	75
C$750, 4.35% Notes, due 2020	597	128	629	128
C$550, 3.309% Notes, due 2021	437	43	450	43
$500, 4.70% Notes, due 2019	499	-	519	-
$350, 3.95% Notes, due 2021	349	-	361	-
$600, 4.30% Notes, due 2023	597	-	634	-
$450, 3.85% Notes, due 2024	447	-	459	-
$500, 3.35% Notes, due 2026	495	-	497	-
$350, 4.50% Notes, due 2043	341	-	361	-
$350, 5.65% Notes, due 2043	341	-	420	-
$400, 5.50% Debentures, due 2035	394	-	459	-
$500, 5.85% Debentures, due 2040	490	-	607	-
Total	7,026	246	7,449	246
Current portion	1,644	-
Long-term portion	5,382	246

Long-term Debt Activity

The Company used part of the proceeds from the sale of a 55% interest in its Financial & Risk business to repay debt in October 2018. The details of note repayments in 2018 and 2017 are as follows:

Month/Year	Full / Partial Redemption	Notes Repaid	Principal Amount (in millions)
October 2018	Full Redemption	3.369% Notes, due 2019(1)	C$500
October 2018	Full Redemption	4.35% Notes, due 2020(1)	C$750
October 2018	Full Redemption	4.70% Notes, due 2019(1)	$500
October 2018	Partial Redemption	3.95% Notes, due 2021(1)	$211 million repaid of $350 million principal amount
October 2018	Partial Redemption	3.85% Notes, due 2024(1)	$208 million repaid of $450 million principal amount
October 2018	Partial Redemption	4.50% Notes, due 2043(1)	$231 million repaid of $350 million principal amount
December 2017	Full Redemption	6.50% Notes, due 2018(1)	US$1,000
September 2017	Full Redemption	1.65% Notes, due 2017	US$550
February 2017	Full Redemption	1.30% Notes, due 2017	US$550

(1) These notes were redeemed prior to their scheduled due date.

Commercial Paper

Under its commercial paper program, the Company may issue up to $2.0 billion of notes. There was no outstanding commercial paper at December 31, 2018. Current indebtedness at December 31, 2017 included $1,637 million of outstanding commercial paper that was repaid in 2018.

Cross-currency interest rate swaps

The Company uses fixed-to-fixed cross-currency interest rate swaps to hedge its currency exposures on indebtedness. These instruments swap Canadian dollar principal and interest payments into U.S. dollars. The critical terms of the swap, such as the timing and amount of cash flows, match the terms of the related indebtedness, creating an economic relationship that is expected to result in a highly effective hedge. To test for hedge ineffectiveness at hedge inception and subsequent reporting periods, the Company performs qualitative tests to confirm that the terms of the instruments have not changed, as well as quantitative tests to assess if the future cash flows of the swap and the indebtedness will offset one another. Ineffectiveness may arise from changes in cross currency basis spreads or the credit risk inherent in the swaps. The notional principal amount of the swaps equals the underlying debt exposures for a 1:1 hedge ratio.

The swaps were designated as cash flow hedges and were recorded in the consolidated statement of financial position at their fair value, which was a net liability position of $76 million at December 31, 2018 (2017 - net liability position of $246 million).

The details of these instruments are set forth below:

Received	Paid	Hedged Risk	Year of Maturity	Principal Amount
2018 Cash flow hedges
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2021	US$483

Received	Paid	Hedged Risk	Year of Maturity	Principal Amount
2017 Cash flow hedges
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2019(1)	US$478
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2020(1)	US$731
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2021	US$483

(1) The swaps maturing in 2019 and 2020 were terminated in connection with the early repayment of the related Canadian dollar denominated hedged debt in October 2018.

Credit Facilities

The Company has a $2.4 billion credit facility agreement which matures in November 2021 and may be used to provide liquidity for general corporate purposes (including support for its commercial paper program). There were no outstanding borrowings under this credit facility at December 31, 2018 and 2017. In 2018, the Company borrowed and repaid $370 million under this credit facility. Based on the Company’s current credit ratings, the cost of borrowing under the agreement is priced at LIBOR/EURIBOR plus 110 basis points. The Company may also request an increase, subject to approval by applicable lenders, in the lenders’ commitments in an aggregate amount of $600 million for a maximum credit facility commitment of $3.0 billion.

In the event the Company’s debt rating is downgraded by Moody’s or Standard & Poor’s, the facility fees and borrowing costs may increase, although availability would be unaffected. Conversely, an upgrade in the Company’s ratings may reduce the facility fees and borrowing costs.

The Company guarantees borrowings by its subsidiaries under the credit facility. The Company must also maintain a ratio of net debt as of the last day of each fiscal quarter to EBITDA as defined in the credit agreement (earnings before interest, income taxes, depreciation and amortization and other modifications described in the credit agreement) for the last four quarters ended of not more than 4.5:1. The Company was in compliance with this covenant at December 31, 2018.

The Company entered into a second $1.5 billion credit facility agreement in November 2017 that was comprised of a $0.5 billion term loan facility and a $1.0 billion revolving credit facility, which was cancelled on October 1, 2018. In 2018, the Company borrowed and repaid $1.0 billion under this credit facility.

Currency Risk Exposures

At each reporting date presented, substantially all indebtedness was denominated in U.S. dollars or had been swapped into U.S. dollar obligations.

The carrying amount of debt, all of which is unsecured, was denominated in the following currencies:

	Before Currency Hedging Arrangements		After Currency Hedging Arrangements(1)
	December 31,		December 31,
	2018	2017	2018	2017
Canadian dollar	405	1,433	3	1
U.S. dollar	2,811	5,588	3,293	7,275
Other currencies	-	5	-	5
	3,216	7,026	3,296	7,281

(1) Excludes fair value adjustments of $4 million and $9 million at December 31, 2018 and 2017, respectively, associated with the interest related fair value component of hedging instruments.

Interest Rate Risk Exposures

At December 31, 2018, the Company’s notes and debentures (after swaps) pay interest at fixed rates. The weighted-average interest rate was 4.6% (2017 - 3.7% including commercial paper borrowings).

Foreign Exchange Contracts

Prior to the sale of a 55% interest in its former Financial & Risk business, the Company used foreign exchange contracts to manage foreign exchange risk on cash flows excluding indebtedness. There were no contracts outstanding at December 31, 2018. The cumulative U.S. dollar notional amounts of contracts outstanding at December 31, 2017 were as follows:

December 31,
Sell (buy)	2017
Euros	361
British pounds sterling	(145)
Japanese yen	48

The fair value of contracts outstanding at December 31, 2017 was a net liability of $8 million.

Embedded Derivatives

The majority of embedded derivatives arise as a result of U.S. dollar pricing of customer agreements by subsidiaries outside of the U.S., virtually all of which were in the former Financial & Risk business. At December 31, 2018, the fair value of embedded derivatives was a net asset of $1 million (2017 - net liability of $51 million).

Fair value gains and losses from derivative financial instruments

Fair value gains and losses from derivative financial instruments recognized in the consolidated income statement and consolidated statement of changes in equity were as follows:

	Year ended December 31,
	2018		2017
	Fair Value Gain (Loss) Through Earnings	Fair Value Loss Through Equity	Fair Value (Loss) Gain Through Earnings	Fair Value Loss Through Equity
Foreign exchange contracts	4	-	(34)	-
Hedging instruments:
Cross currency interest rate swaps - cash flow hedges(1)	(49)	(6)	94	(16)
Forward interest rate swaps - cash flow hedges	1	-	1	-
	(44)	(6)	61	(16)

(1) In 2018, comprised of $59 million of foreign exchange losses related to hedges on Canadian dollar denominated debt and a $10 million gain relating to swaps that were terminated ahead of their maturity in connection with the early repayment of the related hedged debt.

Financial Risk Management

The Company is exposed to a variety of financial risks including market risk (primarily currency risk and interest rate risk), credit risk and liquidity risk, as its operations are diverse and global. A centralized corporate treasury group works to minimize the potential adverse effects from these risks by using hedging strategies, where applicable, as well as associating with high quality financial institutions, limiting exposures to counterparties and ensuring flexible sources of funding. The Chief Financial Officer oversees the overall approach and ensures the use of strict guidelines and internal control processes.

Market Risk

Currency Risk

The Company’s consolidated financial statements are expressed in U.S. dollars. However, the Company transacts a portion of its business in other currencies. Changes in the exchange rates for such currencies into U.S. dollars can increase or decrease revenues, operating profit, net earnings and the carrying values of assets and liabilities.

•	Changes in exchange rates between 2017 and 2018 had no impact on consolidated revenues;

•

The translation effects of changes in exchange rates in the consolidated statement of financial position were net translation losses of $287 million in 2018 (2017 - net translation gains of $636 million), which were recorded within accumulated other comprehensive loss in shareholders’ equity;

•

In 2018, net accumulated foreign currency translation losses of $3.1 billion were recycled from equity to the consolidated income statement in connection with the sale of a 55% interest in the Financial & Risk business; and

•

The Company only uses derivative instruments to reduce foreign currency and interest rate exposures. Canadian dollar borrowings are generally converted to U.S. dollar obligations through currency swap arrangements. At each reporting date presented, substantially all indebtedness was denominated in U.S. dollars or had been swapped into U.S. dollar obligations.

The table below shows the impact on earnings that a hypothetical 10% strengthening of the U.S. dollar against other foreign currencies would have as a result of changes in fair values of financial instruments as of December 31, 2018.

Increase (decrease) to earnings	£	€	Other Currencies	Total
Impact on earnings from financial assets and liabilities(1)	1	(1)	-	-
Impact on earnings from non-permanent intercompany loans	(8)	(21)	52	23
Total impact on earnings	(7)	(22)	52	23

(1) Excludes debt which has been swapped into U.S. dollar obligations.

Interest Rate Risk

The Company is exposed to fluctuations in interest rates with respect to cash and cash equivalents and long-term borrowings.

As of December 31, 2018, the majority of $2,706 million in cash and cash equivalents was comprised of interest-bearing assets (2017 - $874 million, majority comprised of non-interest-bearing assets). Based on amounts as of December 31, 2018, a 100-basis point increase in interest rates would have increased annual interest income by approximately $25 million (2017 - $3 million).

At December 31, 2018, the Company’s notes and debentures (after swaps) pay interest at fixed rates. If the U.S. dollar interest rates were to increase by 100 basis points, the gain recorded to equity in relation to debt-related cash flow hedges would be $13 million (2017 - $44 million). The equivalent increase in Canadian dollar interest rates would result in a loss recorded to equity in relation to cash flow hedges of $11 million (2017 - $38 million). A corresponding decrease in respective interest rates would have an approximately equal and opposite effect.

As of December 31, 2018, there were no derivatives designated as fair value hedges.

Price Risk

The Company has no significant exposure to price risk from equity securities or commodities.

Credit Risk

Credit risk arises from cash and cash equivalents and derivative financial instruments, as well as credit exposure to customers including outstanding receivables. The Company attempts to minimize credit exposure as follows:

•

cash investments are placed with high-quality financial institutions with limited exposure to any one institution. At December 31, 2018, approximately 99% of cash and cash equivalents were held by institutions that were rated at “A-” or higher by at least one of the major credit rating agencies;

•	counterparties to derivative contracts are major investment-grade international financial institutions and exposure to any single counterparty is monitored and limited; and

•	the Company assesses the creditworthiness of its customers.

No allowance for credit losses on financial assets was required as of December 31, 2018, other than the allowance for doubtful accounts (see note 14). Further, no financial or other assets have been pledged.

The Company’s maximum exposure with respect to credit, assuming no mitigating factors, would be the aggregate of its cash and cash equivalents $2,706 million (2017 - $874 million), trade and other receivables $1,313 million (2017 - $1,457 million) and other financial assets $106 million (2017 - $148 million). The Company had no credit exposure on its debt-related derivatives, as all of these instruments were in a payable position at the end of each year.

Liquidity Risk

A centralized treasury function ensures funding flexibility by assessing future cash flow expectations and by maintaining sufficient capacity under its committed borrowing facilities. Cash flow estimates are based on rolling forecasts of operating, investing and financing flows. Such forecasting also considers account borrowing limits, cash restrictions and compliance with debt covenants.

Cash which is surplus to working capital requirements is invested in money market funds or bank money market deposits with maturities aligned to expected cash needs. In addition, the Company maintains a commercial paper program, which provides cost-effective and flexible short-term funding.

The table below sets forth non-derivative and derivative financial liabilities by maturity based on the remaining period from December 31, 2018 and 2017, respectively, to the contractual maturity date. The amounts disclosed are the contractual undiscounted cash flows.

December 31, 2018	2019	2020	2021	2022	2023	Thereafter	Total
Long-term debt(1)	-	-	548	-	600	2,111	3,259
Interest payable(1)	147	147	147	128	128	1,298	1,995
Debt-related hedges outflows	16	16	498	-	-	-	530
Debt-related hedges inflows(2)	(13)	(13)	(423)	-	-	-	(449)
Trade payables	326	-	-	-	-	-	326
Accruals	854	-	-	-	-	-	854
Other financial liabilities	98	3	-	-	-	-	101
Total	1,428	153	770	128	728	3,409	6,616

December 31, 2017	2018	2019	2020	2021	2022	Thereafter	Total
Long-term debt(1)	-	901	603	793	-	3,150	5,447
Interest payable(1)	238	232	201	175	147	1,655	2,648
Debt-related hedges outflows	58	529	775	498	-	-	1,860
Debt-related hedges inflows(2)	(54)	(449)	(644)	(458)	-	-	(1,605)
Commercial paper	1,641	-	-	-	-	-	1,641
Trade payables	307	-	-	-	-	-	307
Accruals	1,477	-	-	-	-	-	1,477
Other financial liabilities	133	33	-	-	-	-	166
Total	3,800	1,246	935	1,008	147	4,805	11,941

(1) Represents contractual principal and interest payments. Future cash flows have been calculated using forward foreign exchange rates.

(2) Future cash flows have been calculated using forward foreign exchange rates.

Capital Management

The Company’s capital management strategy is aligned with its business strategy. The Company is focused on ensuring that it has the investment capacity to drive revenue growth both organically and through acquisitions, while also maintaining its long-term financial leverage and credit ratings and continuing to provide returns to shareholders.

In October 2018, the Company sold a 55% interest in its Financial & Risk business to private equity funds managed by Blackstone for approximately $17 billion and retained a 45% interest in the new company, which is now known as Refinitiv. The Company used the proceeds to return $10 billion to shareholders (see note 25) and repay $4 billion of debt. It further set aside approximately $2 billion for strategic acquisitions or additional share repurchases. The remaining $1 billion was set aside for cash taxes, pension contributions, bond redemption costs, and other fees and expenses, related to the transaction, including approximately $600 million to reposition the Company for growth and scale following the transaction, some of which has already been spent.

As at December 31, 2018, total capital was comprised of equity with a fair value of $24.2 billion and debt with a carrying amount of $3.2 billion. As at December 31, 2018, cash and cash equivalents were $2.7 billion.

The Company’s existing sources of liquidity will generate sufficient funding for the Company to meet its current obligations as well as allowing for: (i) reinvestment in the business; (ii) debt service; and (iii) returns to shareholders in the form of dividends and share buybacks. The Company’s investment grade credit provides added financial flexibility and the ability to borrow to support the operations and growth strategies of the business.

In October 2018, following the closing of the Financial & Risk transaction, Standard & Poor’s downgraded the Company’s long-term debt from BBB+ to BBB and Moody’s added a negative outlook to their rating. The following table sets forth the credit ratings that the Company has received from rating agencies in respect of its outstanding securities as of December 31, 2018:

	Moody’s	Standard & Poor’s	DBRS Limited	Fitch
Long-term debt	Baa2	BBB	BBB (high)	BBB+
Commercial paper	P-2	A-2	R-2 (high)	F2
Trend/Outlook	Negative Outlook	Stable	Stable	Stable

The Company also monitors its capital based on “net debt”. Net debt is defined as total indebtedness, including the associated fair value of hedging instruments, but excluding the associated unamortized transaction costs and premiums or discounts and the interest-related fair value component of hedging instruments, less cash and cash equivalents. As the Company hedges some of its debt to reduce risk, the hedging instruments are included in the measurement of the total obligation associated with its outstanding debt. However, because the Company generally intends to hold the debt and related hedges to maturity, it does not consider the associated fair value of the interest-related component of hedging instruments in the measurement of net debt.

The following table presents the calculation of net debt(1):

	December 31,
	2018	2017
Current indebtedness	3	1,644
Long-term indebtedness	3,213	5,382
Total debt	3,216	7,026
Swaps	76	246
Total debt after swaps	3,292	7,272
Remove fair value adjustments for hedges(2)	4	9
Total debt after currency hedging arrangements	3,296	7,281
Remove transaction costs and discounts included in the carrying value of debt	40	59
Less: cash and cash equivalents	(2,706)	(874)
Net debt	630	6,466

(1) Net debt is a non-IFRS measure.

(2) Represents the interest-related fair value component of hedging instruments that are removed to reflect net cash outflow upon maturity.

The following is a reconciliation of movements of liabilities to cash flows arising from financing activities for the years ended December 31, 2018 and 2017:

	Notes and Debentures(1)	Commercial Paper/Credit Facilities	Derivative Instruments Liabilities	Total Liabilities From Financing Activities
December 31, 2016	7,389	-	327	7,716
Repayments of debt	(2,112)	-	-	(2,112)
Net borrowings under short-term loan facilities	-	1,641	-	1,641
Foreign exchange movements	94	-	(94)	-
Other, net(2)	18	(4)	13	27
December 31, 2017	5,389	1,637	246	7,272
Proceeds	-	1,370	-	1,370
Repayments of debt	(2,125)	(1,370)	(224)	(3,719)
Net repayments under short-term loan facilities	-	(1,661)	-	(1,661)
Foreign exchange movements	(59)	-	59	-
Other, net(2)	11	24	(5)	30
December 31, 2018	3,216	-	76	3,292

(1) Includes bank and other financial instruments in current indebtedness.

(2) Includes amortization of transaction and discount costs and fair value movements on derivatives.

Fair value estimation

The following fair value measurement hierarchy is used for financial instruments that are measured in the consolidated statement of financial position at fair value:

• Level 1 –	quoted prices (unadjusted) in active markets for identical assets or liabilities;

• Level 2 –	inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices); and

• Level 3 –	inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).

The levels used to determine fair value measurements for those instruments carried at fair value in the consolidated statement of financial position are as follows:

December 31, 2018(1)				Total
Assets	Level 1	Level 2	Level 3	Balance
Money market accounts	-	2,390	-	2,390
Warrants(2)	-	-	16	16
Embedded derivatives(3)	-	1	-	1
Financial assets at fair value through earnings	-	2,391	16	2,407
Financial assets at fair value through other comprehensive income(4)	2	21	-	23
Total assets	2	2,412	16	2,430

Liabilities
Contingent consideration(5)	-	-	(2)	(2)
Financial liabilities at fair value through earnings	-	-	(2)	(2)
Derivatives used for hedging(6)	-	(76)	-	(76)
Total liabilities	-	(76)	(2)	(78)

December 31, 2017				Total
Assets	Level 1	Level 2	Level 3	Balance
Embedded derivatives(3)	-	12	-	12
Forward exchange contracts(7)	-	9	-	9
Financial assets at fair value through earnings	-	21	-	21
Available for sale investments(4)	7	26	-	33
Total assets	7	47	-	54

Liabilities
Embedded derivatives(3)	-	(63)	-	(63)
Forward exchange contracts(7)	-	(16)	-	(16)
Contingent consideration(5)	-	-	(1)	(1)
Financial liabilities at fair value through earnings	-	(79)	(1)	(80)
Derivatives used for hedging(6)	-	(246)	-	(246)
Total liabilities	-	(325)	(1)	(326)

(1) Current presentation reflects the adoption of IFRS 9, Financial Instruments, effective January 1, 2018.

(2) Warrants relate to the Company’s equity method investment in Refinitiv (see note 9).

(3) Largely related to U.S. dollar pricing of customer agreements by subsidiaries outside of the U.S.

(4) Investments in entities over which the Company does not have control, joint control or significant influence.

(5) Obligations to pay additional consideration for prior acquisitions, based upon performance measures contractually agreed at the time of purchase.

(6) Comprised of fixed-to-fixed cross-currency swaps on indebtedness.

(7) Used to manage foreign exchange risk on cash flows excluding indebtedness.

The Company recognizes transfers into and out of the fair value measurement hierarchy levels at the end of the reporting period in which the event or change in circumstances that caused the transfer occurred. There were no transfers between hierarchy levels for the years ending December 31, 2018 and 2017.

Valuation Techniques

The fair value of financial instruments that are not traded in an active market (for example, over-the-counter derivatives) is determined by using valuation techniques. These valuation techniques maximize the use of observable market data where it is available and rely as little as possible on entity specific estimates. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2. If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3.

Specific valuation techniques used to value financial instruments include:

•	quoted market prices or dealer quotes for similar instruments;

•

the fair value of the Refinitiv warrants were calculated using a Monte Carlo simulation approach that generates values based on the random outcomes from a probability distribution. Key inputs included: the initial equity value of Refinitiv; the capitalization structure of Refinitiv; the expected volatility; the risk-free rate of return; annual dividends or distributions; and assumptions about the timing of a liquidity event. An increase from the initial equity value would typically result in an increase in the fair value of the warrants and conversely, a decrease would typically result in a decrease in the fair value of the warrants;

•	the fair value of cross-currency interest rate swaps and forward foreign exchange contracts is calculated as the present value of the estimated future cash flows based on observable yield curves; and

•	the fair value of contingent consideration is calculated based on estimates of future revenue performance.

Offsetting Financial Assets and Financial Liabilities

The Company is subject to master netting arrangements with certain counterparties. Certain of these arrangements allow for the netting of assets and liabilities in the ordinary course of business, and are reflected on a net basis on the consolidated statement of financial position. In other circumstances, netting is permitted only in the event of bankruptcy or default of either party to the agreement, and such amounts are not netted in the consolidated statement of financial position. This information is summarized in the table below.

Financial assets	Gross Financial Assets	Gross Financial Liabilities Netted Against Assets	Net Financial Assets in the Consolidated Statement of Financial Position	Related Financial Liabilities Not Netted	Net Amount
Cash and cash equivalents	10	(8)	2 (1)	-	2
December 31, 2018	10	(8)	2	-	2

Derivative financial assets	8	-	8 (2)	(7)	1
Cash and cash equivalents	19	-	19 (1)	(1)	18
December 31, 2017	27	-	27	(8)	19

Financial liabilities	Gross Financial Liabilities	Gross Financial Assets Netted Against Liabilities	Net Financial Liabilities in the Consolidated Statement of Financial Position	Related Financial Assets Not Netted	Net Amount
Derivative financial liabilities	76	-	76 (3)	-	76
Bank indebtedness	11	(8)	3 (4)	-	3
December 31, 2018	87	(8)	79	-	79

Derivative financial liabilities	262	-	262 (3)	(7)	255
Bank indebtedness	1	-	1 (4)	(1)	-
December 31, 2017	263	-	263	(8)	255

(1) Included within “Cash and cash equivalents” in the consolidated statement of financial position.

(2) Included within “Other financial assets”- current and “Other financial assets” – non-current in the consolidated statement of financial position.

(3) Included within “Other financial liabilities” – current and “Other financial liabilities” – non-current in the consolidated statement of financial position.

(4) Included within “Current indebtedness” in the consolidated statement of financial position.